EXHIBIT 99.1

ADVANTAGE SOLUTIONS INC.

SUMMARIZED QUARTERLY RESULTS

AS RECAST

(UNAUDITED)

	Three Months Ended
(in thousands)	June 30, 2024(a)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Revenues
Branded Services	$322,340	$329,054	$431,282	$451,173	$447,265	$428,697	$480,963	$444,317	$428,044	$410,752
Experiential Services	319,508	307,351	308,727	308,381	285,174	257,167	253,557	245,752	221,863	183,058
Retailer Services	231,509	225,007	251,939	260,152	231,319	238,849	260,270	264,976	230,941	221,849
Total revenues from continuing operations	$873,357	$861,412	$991,948	$1,019,706	$963,758	$924,713	$994,790	$955,045	$880,848	$815,659
Revenues from discontinued operations	28,874	44,634	87,801	76,353	73,297	87,270	107,973	96,050	100,228	99,149
Previously reported revenues from continuing and discontinued operations(b)	$902,231	$906,046	$1,079,749	$1,096,059	$1,037,055	$1,011,983	$1,102,763	$1,051,095	$981,076	$914,808

Operating (Loss) Income
Branded Services	$(107,280)	$(22,118)	$33,779	$(599)	$8,920	$3,286	$(800,471)	$24,033	$10,123	$9,057
Experiential Services	6,453	(3,642)	845	1,971	4,805	(4,326)	(358,628)	(1,390)	(5,379)	(6,503)
Retailer Services	9,568	(4,190)	(13,962)	5,281	1,526	5,063	(392,537)	14,722	5,511	7,519
Total operating (loss) income from continuing operations	$(91,259)	$(29,950)	$20,662	$6,653	$15,251	$4,023	$(1,551,636)	$37,365	$10,255	$10,073
Operating income (loss) from discontinued operations	9,820	61,287	25,530	9,330	7,020	(12,279)	14,098	9,477	18,011	12,951
Previously reported operating (loss) income from continuing and discontinued operations(b)	$(81,439)	$31,337	$46,192	$15,983	$22,271	$(8,256)	$(1,537,538)	$46,842	$28,266	$23,024

Adjusted EBITDA
Branded Services	$42,856	$34,335	$49,385	$50,710	$51,787	$51,801	$64,663	$62,418	$58,289	$52,642
Experiential Services	22,611	16,693	13,211	16,584	16,202	7,006	7,161	10,520	4,587	3,281
Retailer Services	24,431	19,613	24,229	26,023	21,865	23,445	18,433	29,289	24,720	22,490
Total Adjusted EBITDA by segment from continuing operations	$89,898	$70,641	$86,825	$93,317	$89,854	$82,252	$90,257	$102,227	$87,596	$78,413
Adjusted EBITDA from discontinued operations	7,938	8,119	28,091	19,832	14,358	9,818	22,409	16,041	20,726	18,326
Previously reported Adjusted EBITDA from Continuing and Discontinued Operations(b)	$97,836	$78,760	$114,916	$113,149	$104,212	$92,070	$112,666	$118,268	$108,322	$96,739

__________________

(a)
Results for the three months ended June 30, 2024 have not been previously reported.
(b)
For the three months ended March 31, 2024 and 2023 revenues related to discontinued operations as reported were $44.6 million and $87.3 million, respectively. For the three months ended March 31, 2024 operating income related to discontinued operations as reported was $61.3 million. For the three months ended March 31, 2023 operating loss related to discontinued operations as reported was $12.3 million. For the three months ended March 31, 2024 and 2023 Adjusted EBITDA from Discontinued Operations was not previously reported. During the three months ended June 30, 2024, additional businesses met the criteria as held for sale representing an additional $5.0 million and $3.6 million during the three months ended March 31, 2024 and 2023, respectively.

EXHIBIT 99.1

ADVANTAGE SOLUTIONS INC.

NON-GAAP ADJUSTED EBITDA RECONCILIATIONS

AS RECAST

(UNAUDITED)

This supplemental financial information includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including Adjusted EBITDA from Continuing Operations and Discontinued Operations, Adjusted EBITDA by segment, Adjusted EBITDA from Discontinued Operations, Revenues net of pass-through costs by segment and Revenues net of pass-through costs from discontinued operations. These are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing the financial results for Advantage Solutions Inc. (“Advantage”). Therefore, the measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to operating income, net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage’s presentation of these measures may not be comparable to similarly titled measures used by other companies. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included below.

Advantage believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Advantage’s financial condition and results of operations. Advantage believes that the use of Adjusted EBITDA from Continuing and Discontinued Operations, Adjusted EBITDA by segment, Adjusted EBITDA from Discontinued Operations, Revenues net of pass-through costs by segment and Revenues net of pass-through costs from discontinued operations each provide an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Advantage’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Advantage believes that Adjusted EBITDA from Continued and Discontinued Operations will help management and investors reconcile to previously reported amounts. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Advantage’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Adjusted EBITDA from Continuing and Discontinued Operations are supplemental non-GAAP financial measures of our operating performance. Adjusted EBITDA from Continuing and Discontinued Operations, means net (loss) income before (i) interest expense, net, (ii) provision for (benefit from) income taxes, (iii) depreciation, (iv) amortization of intangible assets, (v) impairment of goodwill and indefinite-lived assets, (vi) gain on deconsolidation of subsidiaries, (vii) loss (gain) on divestitures, (viii) changes in fair value of warrant liability, (ix) stock based compensation expense, (x) equity-based compensation of Karman Topco L.P., (xi) fair value adjustments of contingent consideration related to acquisitions, (xii) acquisition and divestiture related expenses, (xiii) reorganization expenses, (xiv) litigation expenses (recoveries), (xv) costs associated with COVID-19, net of benefits received, (xvi) costs associated with the Take 5 Matter, net of (recoveries), (xvii) EBITDA for economic interests in investments and (xviii) other adjustments that management believes are helpful in evaluating our operating performance.

Adjusted EBITDA by segment and Adjusted EBITDA from Discontinued Operations means, with respect to such segment or discontinued operations, as applicable, operating income (loss) before (i) depreciation, (ii) impairment of goodwill and indefinite-lived assets, (iii) amortization of intangible assets, (iv) gain on deconsolidation of subsidiaries, (v) (gain) loss on divestitures, (vi) equity-based compensation of Karman Topco L.P., (vii) changes in fair value of warrant liability, (viii) stock-based compensation expense, (ix) fair value adjustments of contingent consideration related to acquisitions, (x) acquisition and divestiture related expenses, (xi) costs associated with COVID-19, net of benefits received, (xii) EBITDA for economic interests in investments, (xiii) reorganization expenses, (xiv) litigation expenses (recovery), (xv) costs associated with the Take 5 Matter, net of (recoveries) and (xvi) other adjustments that management believes are helpful in evaluating our operating performance.

Revenue net of pass-through costs by segment and Revenues net of pass-through costs from discontinued operations means revenues less pass-through costs that are paid by Advantage's clients, including media, sample, retailer fees and other marketing and production costs.

EXHIBIT 99.1

ADVANTAGE SOLUTIONS INC.

NON-GAAP ADJUSTED EBITDA RECONCILIATIONS

AS RECAST

(Unaudited)

Reconciliations of Adjusted EBITDA from Continuing and Discontinued Operations to Net (loss) income are provided in the following table:

	Three Months Ended
(in thousands)	June 30, 2024(a)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022

Previously reported revenues from continuing and discontinued operations	$902,231	$906,046	$1,079,749	$1,096,059	$1,037,055	$1,011,983	$1,102,763	$1,051,095	$981,076	$914,808
Less: Pass-through costs(b)	(124,391)	(134,592)	(134,132)	(131,926)	(123,217)	(110,068)	(127,040)	(109,480)	(94,951)	(73,138)
Total revenues net of pass-through costs from continuing and discontinued operations	$777,840	$771,454	$945,617	$964,133	$913,838	$901,915	$975,723	$941,615	$886,125	$841,670

Net (loss) income	$(100,835)	$(3,115)	$17,788	$(22,582)	$(7,846)	$(47,678)	$(1,421,729)	$23,227	$3,676	$17,534
Add:
Interest expense, net	39,770	35,793	45,850	42,301	30,460	47,191	40,831	23,557	28,188	11,883
(Benefit from) provision for income taxes	(19,688)	(1,628)	(16,573)	(4,323)	(416)	(7,696)	(156,860)	1,158	1,316	9,049
Depreciation and amortization	53,200	52,356	54,390	56,465	56,738	57,104	59,078	57,785	58,444	57,768
Impairment of goodwill and indefinite-lived assets	99,670	—	43,500	—	—	—	1,572,523	—	—	—
Gain on deconsolidation of subsidiaries	—	—	(58,891)	—	—	—	—	—	—	—
(Gain) loss on divestitures	(13,179)	(57,016)	(1,140)	2,553	1,158	16,497	81	—	—	2,782
Changes in fair value of warrant liability	(686)	287	(873)	587	73	(73)	220	(1,100)	(4,914)	(15,442)
Stock-based compensation expense(c)	7,630	7,220	10,370	10,074	11,226	11,210	9,919	7,174	14,961	7,771
Equity-based compensation of Karman Topco L.P.(d)	(872)	392	754	209	(1,218)	(2,269)	208	(828)	(3,519)	(2,795)
Fair value adjustments related to contingent consideration related to acquisitions(e)	2,872	689	(1,229)	2,231	5,068	4,292	(674)	(340)	3,654	2,134
Acquisition and divestiture related expenses(f)	450	1,319	2,503	1,591	498	2,432	3,978	4,260	5,998	6,803
Reorganization expenses(g)	25,502	37,126	17,620	22,416	5,837	11,148	1,636	3,562	253	643
Litigation (recovery) expenses(h)	(993)	284	855	4,314	4,350	—	6,157	—	(800)	—
Costs associated with COVID-19, net of benefits received(i)	—	—	(2)	(49)	2,317	1,017	2,263	2,009	1,362	1,574
Costs associated with the Take 5 Matter, net of (recoveries)(j)	456	240	63	53	(1,576)	80	377	278	723	1,087
EBITDA for economic interests in investments(k)	4,539	4,813	(69)	(2,691)	(2,457)	(1,185)	(5,342)	(2,474)	(1,020)	(4,052)
Previously reported Adjusted EBITDA from Continuing and Discontinued Operations	$97,836	$78,760	$114,916	$113,149	$104,212	$92,070	$112,666	$118,268	$108,322	$96,739

EXHIBIT 99.1

ADVANTAGE SOLUTIONS INC.

NON-GAAP ADJUSTED EBITDA RECONCILIATIONS

AS RECAST

(Unaudited)

Financial information by segment, including reconciliations of Adjusted EBITDA by segment to Operating income (loss), the closest GAAP financial measure, is provided in the following tables:

Branded Services Segment

	Three Months Ended
(in thousands)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Branded Services
Revenues	$322,340	$329,054	$431,282	$451,173	$447,265	$428,697	$480,963	$444,317	$428,044	$410,752
Less: Pass-through costs(b)	(38,206)	(46,629)	(48,497)	(46,227)	(45,052)	(39,252)	(61,739)	(48,383)	(38,459)	(29,893)
Total revenues net of pass-through costs	$284,134	$282,425	$382,785	$404,946	$402,213	$389,445	$419,224	$395,934	$389,585	$380,859

Operating (loss) income	$(107,280)	$(22,118)	$33,779	$(599)	$8,920	$3,286	$(800,471)	$24,033	$10,123	$9,057
Depreciation and amortization	32,327	31,987	34,382	35,369	35,609	35,572	35,720	35,718	36,206	36,710
Impairment of goodwill and indefinite-lived assets	99,670	—	43,500	—	—	—	831,008	—	—	—
Gain on deconsolidation of subsidiaries	—	—	(58,891)	—	—	—	—	—	—	—
Loss (gain) on divestitures	—	—	(18,193)	—	—	—	81	—	—	2,782
Stock based compensation expense(c)	2,797	3,926	4,342	3,689	4,318	3,302	2,826	1,470	3,815	2,009
Equity-based compensation of Karman Topco L.P.(d)	24	498	522	275	(463)	(1,021)	327	(164)	(1,558)	(1,255)
Fair value adjustments related to contingent consideration related to acquisitions(e)	900	778	665	1,518	4,632	4,321	(1,606)	(985)	7,111	2,052
Acquisition and divestiture related expenses(f)	30	74	293	159	258	1,067	(824)	2,307	2,905	3,779
Reorganization expenses(g)	9,248	13,656	8,459	10,730	3,015	6,535	1,236	1,573	99	526
Litigation expenses(h)	50	191	187	1,994	—	—	—	—	—	—
Costs associated with COVID-19, net of benefits received(i)	—	—	3	6	(361)	29	1,400	914	91	195
Costs associated with the Take 5 Matter, net of (recoveries)(j)	456	240	63	53	(1,576)	80	377	278	723	1,087
EBITDA for economic interests in investments(k)	4,634	5,103	274	(2,484)	(2,565)	(1,370)	(5,411)	(2,726)	(1,226)	(4,300)
Total Adjusted EBITDA	$42,856	$34,335	$49,385	$50,710	$51,787	$51,801	$64,663	$62,418	$58,289	$52,642

EXHIBIT 99.1

ADVANTAGE SOLUTIONS INC.

NON-GAAP ADJUSTED EBITDA RECONCILIATIONS

AS RECAST

(Unaudited)

Experiential Services Segment

	Three Months Ended
(in thousands)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Experiential Services
Revenues	$319,508	$307,351	$308,727	$308,381	$285,174	$257,167	$253,557	$245,752	$221,863	$183,058
Less: Pass-through costs(b)	(84,689)	(85,015)	(81,506)	(81,848)	(75,204)	(69,053)	(63,076)	(59,014)	(54,222)	(41,378)
Total revenues net of pass-through costs	$234,819	$222,336	$227,221	$226,533	$209,970	$188,114	$190,481	$186,738	$167,641	$141,680

Operating income (loss)	$6,453	$(3,642)	$845	$1,971	$4,805	$(4,326)	$(358,628)	$(1,390)	$(5,379)	$(6,503)
Depreciation and amortization	11,015	9,920	9,298	9,221	9,002	9,063	10,465	9,485	9,466	8,491
Impairment of goodwill and indefinite-lived assets	—	—	—	—	—	—	354,452	—	—	—
Stock based compensation expense(c)	2,170	1,928	(1,560)	(778)	(646)	(436)	(456)	(19)	(424)	(443)
Equity-based compensation of Karman Topco L.P.(d)	(458)	(44)	129	(29)	(358)	(547)	(45)	(267)	(792)	(594)
Fair value adjustments related to contingent consideration related to acquisitions(e)	—	—	—	—	7	—	—	—	—	—
Acquisition and divestiture related expenses(f)	(101)	106	71	19	48	374	319	670	1,144	1,224
Reorganization expenses(g)	3,472	8,252	3,869	4,960	1,304	1,966	299	1,079	98	29
Litigation expenses (recovery)(h)	60	173	566	1,276	—	—	—	—	(700)	—
Costs associated with COVID-19, net of benefits received(i)	—	—	(7)	(56)	2,040	912	755	962	1,174	1,077
Total Adjusted EBITDA	$22,611	$16,693	$13,211	$16,584	$16,202	$7,006	$7,161	$10,520	$4,587	$3,281

EXHIBIT 99.1

ADVANTAGE SOLUTIONS INC.

NON-GAAP ADJUSTED EBITDA RECONCILIATIONS

AS RECAST

(Unaudited)

Retailer Services Segment

	Three Months Ended
(in thousands)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Retailer Services
Revenues	$231,509	$225,007	$251,939	$260,152	$231,319	$238,849	$260,270	$264,976	$230,941	$221,849
Less: Pass-through costs(b)	—	—	—	—	—	—	—	—	—	—
Total revenues net of pass-through costs	$231,509	$225,007	$251,939	$260,152	$231,319	$238,849	$260,270	$264,976	$230,941	$221,849

Operating income (loss)	$9,568	$(4,190)	$(13,962)	$5,281	$1,526	$5,063	$(392,537)	$14,722	$5,511	$7,519
Depreciation and amortization	7,975	7,841	7,740	7,825	7,866	7,909	8,322	8,485	8,493	8,486
Impairment of goodwill and indefinite-lived assets	—	—	—	—	—	—	387,063	—	—	—
Loss on divestitures	—	—	18,193	—	—	—	—	—	—	—
Stock based compensation expense(c)	2,561	2,700	6,751	6,072	6,340	7,539	6,265	4,515	10,037	5,506
Equity-based compensation of Karman Topco L.P.(d)	(438)	(62)	103	(37)	(397)	(701)	(74)	(397)	(1,169)	(946)
Fair value adjustments related to contingent consideration related to acquisitions(e)	—	—	—	—	9	—	—	—	—	—
Acquisition and divestiture related expenses(f)	(1,703)	260	(222)	154	89	896	3,102	983	1,765	1,576
Reorganization expenses(g)	7,571	13,144	5,501	5,682	1,475	2,637	101	823	56	51
Litigation (recovery) expenses(h)	(1,103)	(80)	102	1,044	4,350	—	6,157	—	(100)	—
Costs associated with COVID-19, net of benefits received(i)	—	—	2	1	638	76	108	133	97	302
EBITDA for economic interests in investments(k)	—	—	21	1	(31)	26	(74)	25	30	(4)
Total Adjusted EBITDA	$24,431	$19,613	$24,229	$26,023	$21,865	$23,445	$18,433	$29,289	$24,720	$22,490

EXHIBIT 99.1

ADVANTAGE SOLUTIONS INC.

NON-GAAP ADJUSTED EBITDA RECONCILIATIONS

AS RECAST

(Unaudited)

Discontinued Operations

	Three Months Ended
(in thousands)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Discontinued Operations
Revenues	$28,874	$44,634	$87,801	$76,353	$73,297	$87,270	$107,973	$96,050	$100,228	$99,149
Less: Pass-through costs(b)	(1,496)	(2,948)	(4,129)	(3,851)	(2,961)	(1,763)	(2,225)	(2,083)	(2,270)	(1,867)
Total revenues net of pass-through costs	$27,378	$41,686	$83,672	$72,502	$70,336	$85,507	$105,748	$93,967	$97,958	$97,282

Operating income (loss)	$9,820	$61,287	$25,530	$9,330	$7,020	$(12,279)	$14,098	$9,477	$18,011	$12,951
Depreciation and amortization	1,883	2,608	2,970	4,050	4,261	4,560	4,571	4,097	4,279	4,081
Loss on divestitures	(13,179)	(57,016)	(1,140)	2,553	1,158	16,497	—	—	—	—
Stock based compensation expense(c)	102	(1,334)	837	1,091	1,214	805	1,284	1,208	1,533	699
Fair value adjustments related to contingent consideration related to acquisitions(e)	1,972	(89)	(1,894)	713	420	(29)	932	645	(3,457)	82
Acquisition and divestiture related expenses(f)	2,224	879	2,361	1,259	103	95	1,381	300	184	224
Reorganization expenses(g)	5,211	2,074	(209)	1,044	43	10	—	87	—	37
EBITDA for economic interests in investments(k)	(95)	(290)	(364)	(208)	139	159	143	227	176	252
Total Adjusted EBITDA from Discontinued Operations	$7,938	$8,119	$28,091	$19,832	$14,358	$9,818	$22,409	$16,041	$20,726	$18,326

__________________

(a)
Results for the three months ended June 30, 2024 have not been previously reported.
(b)
Pass-through costs are costs that are paid by our clients, including media, sample, retailer fees and other marketing and production costs.
(c)
Represents non-cash compensation expense related to performance stock units, restricted stock units, and stock options under the 2020 Advantage Solutions Incentive Award Plan and the Advantage Solutions 2020 Employee Stock Purchase Plan.
(d)
Represents expenses related to (i) equity-based compensation expense associated with grants of Common Series D Units of Topco made to one of the Advantage Sponsors, and (ii) equity-based compensation expense associated with the Common Series C Units of Topco.
(e)
Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions, for the applicable periods.
(f)
Represents fees and costs associated with activities related to our acquisitions, divestitures, and related reorganization activities, including professional fees, due diligence, and integration activities.
(g)
Represents fees and costs associated with various internal reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs.
(h)
Represents legal settlements, reserves, and expenses that are unusual or infrequent costs associated with our operating activities.
(i)
Represents (i) costs related to implementation of strategies for workplace safety in response to COVID-19, including employee-relief fund, additional sick pay for front-line associates, medical benefit payments for furloughed associates, and personal protective equipment; and (ii) benefits received from government grants for COVID-19 relief.
(j)
Represents cash receipts from an insurance policy for claims related to the Take 5 Matter and costs associated with investigation and remediation activities related to the Take 5 Matter, primarily, professional fees and other related costs.
(k)
Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reductions to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our financial statements.